

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Health Care Properties,  Inc. at June 30, 2000 and its statement of income  for the six  months  then  ended and is  qualified  in its  entirety  by reference to the Form 10Q of CNL Health Care Properties, Inc. for the six months ended June 30, 2000.
</LEGEND>
<CIK>                                          0001055264
<NAME>                                         Janet Chambers


<PERIOD-TYPE>                                  6-Mos
<FISCAL-YEAR-END>                              Dec-31-2000
<PERIOD-START>                                 Jan-01-2000
<PERIOD-END>                                   Jun-30-2000
<CASH>                                         659,311
<SECURITIES>                                   0
<RECEIVABLES>                                  3,631
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0 <F1>
<PP&E>                                         14,639,694
<DEPRECIATION>                                 85,741
<TOTAL-ASSETS>                                 15,366,232
<CURRENT-LIABILITIES>                          0 <F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       8,721
<OTHER-SE>                                     6,140,472
<TOTAL-LIABILITY-AND-EQUITY>                   15,366,232
<SALES>                                        0
<TOTAL-REVENUES>                               368,584
<CGS>                                          0
<TOTAL-COSTS>                                  81,523
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             129,776
<INCOME-PRETAX>                                157,285
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            157,285
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   157,285
<EPS-BASIC>                                  .24
<EPS-DILUTED>                                  .24

<F1> Due to the nature of its industry, CNL Health Care Properties, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.




